UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

American BioCare, Inc.
(Exact Name of Registrant As Specified In Charter)

Nevada	0-27775	90-0263041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL 32953
(Address of Principal Executive Offices)

(321) 453-9091
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Dismissal or resignation of independent registered public accounting firm

On June 30, 2010, our former audit firm, Berman Hopkins Wright & LaHam CPAs and Associates, LLP (“Berman”)  notified us that the audit partners on our account were no longer with the firm and that, as a result, Berman had decided to resign as the Company’s independent registered public accounting firm.

The reports of Berman on the Company’s financial statements as of and for the years ended December 31, 2009 and December 31, 2008, contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports for both years expressed a concern regarding the Company’s ability to continue as a going concern.

During the recent fiscal years ending ended December 31, 2009 and December 31, 2008 and the subsequent period through June 30, 2010, there have been no (i) disagreements with Berman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Berman’s satisfaction, would have caused Berman to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Berman with a copy of the above disclosures and requested that Berman furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Berman’s letter, dated September 27, 2010 is filed as Exhibit 16 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On July 1, 2010, the Board of Directors of the Company engaged Moss, Krusick & Associates, LLC of Winter Park (Orlando), Florida (“Moss, Krusick”) as the Company’s new independent public accounting firm.  Moss, Krusick was formed as a result of the split off of a substantial portion the securities practice of Berman Hopkins Wright & LaHam, CPAs and Associates, LLP (“Berman Hopkins”) into Moss Krusick.  This was a result of the decision by Berman Hopkins, our former auditors to resign as our independent auditors to substantially reduce their securities audit practice.  The principals of Moss, Krusick are the same auditors who were engaged on the audit of the Company while at Berman Hopkins. Moss, Krusick has registered with the Public Company Accounting Oversight Board (”PCAOB”), and was advised of the acceptance of their application on August 12, 2010.

During the recent fiscal years ending December 31, 2009 and December 31, 2008, and the subsequent interim period prior to the engagement of Moss, Krusick, the Company had not either consulted Moss, Krusick regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1           Letter of Berman Hopkins Wright & LaHam CPAs and Associates, LLP, dated September 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

American BioCare, Inc.

Dated: September 27, 2010	By:	/s/ Gary D. Lewis
Gary D. Lewis
Chief Executive Officer